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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71504) of Regent Communications, Inc. of our report dated May 24, 2002 relating to the financial statements of Regent Communications, Inc. 401(k) Profit Sharing Plan, which appears in this Form 11-K.

/S/ PRICEWATERHOUSECOOPERS LLP
Cincinnati, Ohio

June 14, 2002

















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